UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

On March 7, 2022, the Board of Directors (the “Board”) of Colfax Corporation (the “Company” or “Colfax”) appointed Angela S. Lalor, Dr. Christine Ortiz and Brady R. Shirley to serve as directors of the Company, effective upon consummation of the previously announced separation of the Company’s existing fabrication technology business, which will operate as ESAB Corporation (the “Separation”). Following the Separation, the Company will change its name to Enovis Corporation and continue to operate the Company’s specialty medical technology business.

On March 10, 2022, the Board appointed Barbara W. Bodem to serve as a director of the Company, effective upon consummation of the Separation.

Ms. Lalor will serve as a member of the Compensation and Human Capital Management Committee of the Board, Dr. Ortiz will serve as a member of the Nominating and Corporate Governance Committee of the Board and Ms. Bodem will serve as a member of the Audit Committee of the Board.

Ms. Lalor, Dr. Ortiz and Ms. Bodem will participate in the Company’s director compensation package for non-employee directors described in the Company’s definitive proxy statement filed with the SEC on April 1, 2021. Mr. Shirley will not receive any additional compensation for his service as a director.

Each of Ms. Lalor, Dr. Ortiz, Mr. Shirley and Ms. Bodem will also enter into an indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.39 to the Company’s Annual Report on Form 10-K, filed on February 22, 2022 and is incorporated by reference herein.

The Board affirmatively determined that none of Ms. Lalor, Dr. Ortiz or Ms. Bodem has a material relationship with the Company or any of its consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and that each of Ms. Lalor, Dr. Ortiz and Ms. Bodem meets the requirements of an “independent director” as defined in Section 303A.02 of the NYSE’s Listed Company Manual for purposes of service on the Board. In addition, none of Ms. Lalor, Dr. Ortiz or Ms. Bodem has been a participant in any related person transactions required to be disclosed under Item 404(a) of Regulation S-K. Mr. Shirley is an employee and an executive officer of the Company, and accordingly does not meet the requirements of an independent director.

Director Resignations and Retirements

On March 7, 2022, Patrick W. Allender, Didier Teirlinck and Rhonda L. Jordan each notified the Board of their intention to resign as directors of the Company, effective upon consummation of the Separation, and Thomas S. Gayner notified the Company of his intention to retire from the Board, effective as of March 31, 2022. None of such announced resignations and retirements is due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. It is anticipated that Messrs. Allender and Teirlinck and Ms. Jordan will be appointed as directors of ESAB Corporation in connection with the Separation.

On March 11, 2022, the Company issued a press release regarding such director appointments, resignations and retirements, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Completion of the Separation is subject to, among other things, the satisfaction of closing conditions, including obtaining final approval from the Board, satisfactory completion of financing, receipt of tax opinions and steps necessary to qualify the separation as a tax-free transaction, and receipt of regulatory approvals.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include but are not limited to statements concerning the Company’s plans, objectives, outlook, expectations and intentions, including the planned Separation and anticipated appointments and resignations from the Board in connection with such Separation, and other statements that are not historical or current facts. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the pandemic, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response; the war in the Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of the Ukraine; macroeconomic conditions; material delays and cancellations of medical procedures; supply chain disruptions; the impact on creditworthiness and financial viability of customers; risks relating to the Separation, including the final approval of the Separation by the Company’s Board; the uncertainty of obtaining regulatory approvals and a favorable tax opinion; the Company’s ability to satisfactorily complete steps necessary for the Separation and related transactions to be generally tax-free for U.S. federal income tax purposes; the ability to satisfy the necessary conditions to complete the Separation on a timely basis or at all, the ability to realize the anticipated benefits of the Separation; developments related to the impact of the COVID-19 pandemic on the Separation; and the financial and operating performance of each company following the Separation; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors described in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This Current Report on Form 8-K speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the proposed Separation of ESAB Corporation (“ESAB”) from the Company and the reverse stock split of the Company’s common stock following such Separation, at a ratio to be determined by the Board at a later date, certain changes will occur to the Colfax stock investment fund (the “Colfax Stock Fund”) held in each of (i) the Colfax Corporation 401(k) Savings Plan Plus and (ii) The ESAB Group, Inc. 401(k) Retirement Savings Plan (collectively, the “Plans”). As a result of these changes, certain participants in the Plans and their beneficiaries will temporarily be unable to transfer funds into or out of the Colfax Stock Fund (the “blackout”). Colfax received notice of the blackout from the administrator of the Plans, as required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, on March 7, 2022.

On March 7, 2022, Colfax sent a notice (the “Blackout Notice”) to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), and to ESAB’s directors and officers who are or who will become subject to Section 16, informing them that a blackout for the Colfax Stock Fund will be imposed on certain participants in the Plans. The blackout is expected to begin on April 4, 2022 at 4:00 p.m. Eastern Time and to continue through April 29, 2022 (the “blackout period”). The corresponding restrictions applicable to Colfax’s directors and Section 16 officers and ESAB’s directors and Section 16 officers (as described below) would, based upon the expected start date of the blackout period, begin on April 4, 2022 at 4:00 p.m. Eastern Time and continue through April 29, 2022 at 4:00 p.m. Eastern Time (“BTR Blackout Period”). If Colfax is required to adjust the BTR Blackout Period, Colfax will provide notice of such adjustment as soon as reasonably practicable.

Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the U.S. Securities and Exchange Commission, generally imposes certain restrictions on trading in company securities by directors and Section 16 officers in the event that fifty percent (50%) or more of an issuer’s individual account plan participants located in the U.S. (and its territories and possessions) are restricted for more than three consecutive business days from trading in company securities held in an individual account plan.

During the BTR Blackout Period (which will include at least the full duration of the blackout period), subject to certain limited exemptions, Colfax’s and ESAB’s directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Colfax or ESAB common stock or derivative security, as applicable, with respect to Colfax or ESAB common stock acquired in connection with their service or employment as a director or Section 16 officer of Colfax or ESAB, as applicable.

Attached hereto as Exhibit 99.2 and incorporated by reference is a copy of the Blackout Notice.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated March 11, 2022.

99.2	Blackout Notice, dated March 7, 2022, provided to directors and Section 16 officers of Colfax and ESAB

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022

COLFAX CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President, General Counsel and Corporate Secretary